                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 28, 1997
                                                 -------------------------------


                            SIGNET HELOC TRUST 1995-A
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                            33-97660                    56-0900030
--------                            --------                    ----------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                 File Number)         Identification No.)



                     c/o First Union National Bank, Servicer
         301 South College Street, Charlotte, North Carolina 28288-1075
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (704) 379-2265
                                                   -----------------------------

                7 North Eighth Street, Richmond, Virginia 23219
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS.

         On November 28, 1997, Signet Banking Corporation was merged into First Union Corporation (the "Corporation") and on November 28, 1997, Signet Bank, a Virginia banking corporation, was merged into First Union National Bank (the "Merger"). Pursuant to the Merger, First Union National Bank is the successor to Signet Bank as servicer and seller under the Pooling and Servicing Agreement, dated as of December 6, 1995, among Signet Bank, as servicer and seller, and The Bank of New York, as trustee.

         In connection with the Merger, the principal address of the Registrant has been changed to Signet HELOC Trust 1995-A, c/o First Union National Bank, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-1075, Attention: Mary Therese Whittaker. The former address was 7 North Eighth Street, Richmond, Virginia 23219. Any questions may be addressed to the attention of Mary Therese Whittaker who can be reached at (704)374-2265.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.  None.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIGNET HELOC TRUST 1995-A

                                      By: First Union National Bank, as Servicer


                                           By: /s/ Mary Therese Whittaker
                                               ----------------------------
                                           Name:  Mary Therese Whittaker
                                           Title: Vice President


Dated:  December 22, 1997